EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND Supplement to Prospectus dated May 1, 2010

On April 26, 2010, the Board of Trustees of Eaton Vance Variable Trust voted to liquidate and terminate the Eaton Vance VT Worldwide Health Sciences Fund (Fund) after a determination that continuation of the Fund is not in the best interest of the Fund or its shareholders. It is anticipated that the Fund will be liquidated on or about September 17, 2010.

Effective May 14, 2010, the Fund will discontinue all sales of its shares, except shares purchased by separate accounts of insurance companies and qualified pension and retirement plans that have selected the Fund as an investment option prior to May 14, 2010.

May 14, 2010